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EXHIBIT 10.21

                          INVESTOR RELATIONS AGREEMENT


         THIS AGREEMENT ("AGREEMENT") is made as of the 8th day of September, 2008, (the "EFFECTIVE Date"), by and between GLOBAL RESOURCE, a Nevada corporation (the "COMPANY"), and Paul Sweeney, a resident of the Republic of Ireland (the "CONSULTANT").

                                   WITNESSETH:

         WHEREAS, the Company desires to consider strategic alternatives available to it and requires various financial and investment relations services; and

         WHEREAS, the Consultant has offered to provide various financial and investment services including the solicitation, if necessary, of potential purchasers of the Company's equity and/or debt.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

         1. CONSULTANT SERVICES. The Consultant hereby agrees to provide to the Company during the term of this Agreement (as provided in Section 6 below) investor relations and other consulting services, including procurement of potential purchasers of the Company's equity and/or debt, financial advisor services, investment management services, investment banking services and other services related thereto (the "IR SERVICES").

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Consultant to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Consultant as follows:

                  (a) NO DEFAULTS. The execution and delivery of this Agreement, and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a material breach of any of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Company (in any respect that is material to the Company), any material note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or any property of the Company is bound, or to the Company's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any property of the Company.

         3. REPRESENTATIONS AND WARRANTIES OF THE CONSULTANT. In order to induce the Company to enter into this Agreement, the Agent hereby represents and warrants to and agrees with the Company as follows:


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                  (a) NO DEFAULTS. The execution and delivery of this Agreement, and the consummation by the Agent of the transactions herein contemplated, and the compliance by the Agent with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Agent (in any respect that is material to the Agent), any material note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Agent is a party or by which the Agent or any property of the Agent is bound, or to the Agent's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Agent or any property of the Agent.

         4. INVESTOR RELATIONS FEE. The Company shall issue to Consultant as of the date hereof, one million five hundred thousand (1,500,000) shares of common stock of the Company (the "Common Stock ) upon the Consultant's execution of a subscription agreement in the form attached hereto as EXHIBIT A for the issuance of the Common Stock.

         5. INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless the Consultant against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under any statute or at common law for any legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon a breach of this Agreement by the Company; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 5(a) shall not apply to any amount paid in settlement of any such litigation, if such settlements are made without the consent of the Company.

                  (b) The Consultant agrees, in the same manner and to the same extent as set forth in Section 5(a) above, to indemnify and hold harmless the Company and the Company's employees, accountants, attorneys and agents (the "COMPANY'S INDEMNITEES") arising out of this Agreement or as a result of Consultant providing the IR Services to the Company.

         6. TERM. The term of this Agreement shall be for the period commencing as of the Effective Date and ending August 31, 2009.

         7. TERMINATION.

                  (a) Either party may terminate this Agreement upon thirty (30) days' prior written notice.

                  (b) Any termination of this Agreement pursuant to this Section shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay a pro rata amount of the fees provided in Section 4 (subject to any breach of this Agreement as provided in Section 4) based on the length of the term of this Agreement that was completed; and the Company and the Consultant shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 5 hereof.



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         8. MISCELLANEOUS.

                  (a) NOTICE. Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company, at:

                      If to Company:             Global Resource Corporporation
                                                 Bloomfield Business Park
                                                 408 Bloomfield Drive, Unit 1
                                                 West Berlin, NJ 08091
                                                 Attn:  Frank Pringle
                                                 Fax:

Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

                      If to the Consultant:      Paul Sweeney
                                                 Driminaught, Newmills,
                                                 Letterkenny, Co. Donegal
                                                 Ireland
                                                 Fax:

                  (b) GOVERNING LAW. The validity, interpretation, and construction of this Agreement will be governed by the laws of the State of New Jersey.

                  (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

                  (d) CONFIDENTIAL INFORMATION. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

                            [signature page follows]



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         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written and effective as of the Effective Date.

                                                COMPANY

                                                GLOBAL RESOURCE CORPORATION


                                                By:  __________________________
                                                     Name:
                                                     Title:

                                                CONSULTANT

                                                /s/ Paul Sweeney
                                                -------------------------------
                                                PAUL SWEENEY



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